Exhibit 99.1

FUND FACT SHEET | Q1 2021 As of March 31, 2021 CION Investment Corporation FUND OVERVIEW CION Investment Corporation (CIC) is a non-traded business development company, or BDC, that focuses on middle market loans. CIC seeks to generate current income, and to a lesser extent, capital appreciation. TARGET INVESTMENTS CIC offers investors the opportunity to invest primarily in: • Senior secured debt • Private and thinly-traded U.S. middle market companies HISTORICAL TOTAL INVESTMENT RETURN-NET ASSET VALUE YTD 2021 SINCE INCEPTION (Cumulative) 5.73% 71.27% WITHOUT SALES CHARGE 54.14% WITH SALES CHARGE Total investment return-net asset value is a measure of the change in total value for shareholders who held CIC’s common stock at the beginning and end of the period, including distributions paid or payable during the period. Total investment return-net asset value is presented on a “net” basis and reflects management and incentive fees, offering, organizational and other costs, interest expense on borrowed funds and other related expenses that are borne by investors. Total investment return-net asset value is based on (i) the beginning period net asset value per share on the first day of the period, (ii) the net asset value per share on the last day of the period of (A) one share plus (B) any fractional shares issued in connection with the reinvestment of monthly distributions, and (iii) the value of distributions payable, if any, on the last day of the period. The total investment return-net asset value calculation assumes that monthly cash distributions are reinvested in accordance with CIC’s distribution reinvestment plan then in effect. The total investment return-net asset value does not consider the effect of the sales charge from the sale of CIC’s common stock. The total investment return-net asset value includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. Total returns covering less than a full year are not annualized. PORTFOLIO CHARACTERISTICS INVESTMENT COMPOSITION* First Lien Senior Secured Debt 81.8% Second Lien Senior Secured Debt 10.1% Equity 6.8% Collateralized Securities & Structured Products – Equity 0.9% Unsecured Debt 0.4% FLOATING/FIXED RATE BREAKDOWN Floating Rate Investments 85.1% Fixed Rate Investments 8.4% Non - Income Producing Investments 4.3% Other Income Producing Investments 2.2% * Information is based on the relative fair value of the underlying portfolio holdings. Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less. Percentages represent approximate figures. FOR EXISTING INVESTORS ONLY • 1

HISTORICAL NET ASSET VALUE $9.00$9.16$9.17$9.29$9.32$9.40$9.38$9.31$9.22$9.35$9.33$9.13$8.57$8.71$8.79$9.02$9.11$9.07$9.15$9.14$9.11$9.06$8.69$8.97789103/219/203/209/193/199/183/189/173/179/163/169/153/159/143/149/133/139/12$8.65$8.34$8.40$7.29$7.62$9.13$8.54$7.43$9.15$7.75$8.06 Net asset value is determined quarterly and at such other times that an event occurs that materially affects the valuation. Past performance is not indicative of future results. KEY FACTS NET ASSET VALUE PER SHARE1 $8.06 per share CURRENT DISTRIBUTION RATE1,2 6.57% TOTAL EQUITY RAISED3 ~$1.15B DISTRIBUTION REINVESTMENT PLAN1,2 Cash distributions are reinvested in additional common stock at the estimated net asset value per share on the date of purchase. CASH FLOW OBJECTIVE To provide monthly distributions2 TAX REPORTING Form 1099 1 For the period ended March 31, 2021. 2 Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the relevant net asset value per share. The current distribution rate shown may be rounded. The determination of the tax attributes of CIC’s distributions is made annually as of the end of CIC’s fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. CIC intends to update shareholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to shareholders will be reported to shareholders annually on a Form 1099-DIV. The payment of future distributions on CIC’s common stock is subject to the discretion of the Board and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions. CIC may fund its cash distributions to shareholders from any sources of funds available to it, including borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from CION Investment Management, LLC (CIM), which is subject to recoupment. The purpose of this arrangement is to avoid such distributions being characterized as returns of capital. To date, distributions have not been paid from offering proceeds and distributions have not included a return of capital. CIC has not established limits on the amount of funds it may use from available sources to make distributions. Shareholders should understand that any such distributions are not based on CIC’s investment performance, and can only be sustained if CIC maintains positive investment performance in future periods. There can be no assurance that CIC will be able to pay distributions at all. 3 CIC’s follow-on continuous pubic offering ended on January 25, 2019. 2 • FOR EXISTING INVESTORS ONLY

GROWTH OF $10K SINCE INCEPTION (CUMULATIVE)* $14,064$15,909$15,414$17,127$10K Initial Investment5000.0000009333.33333313666.66666718000.000000BofAS&PCIC loadCIC No load3/31/219/30/203/31/209/30/193/31/199/30/183/31/189/30/173/31/179/30/163/31/169/30/153/31/159/30/143/31/149/30/13* 12/17/12CION Investment Corporation(without sales charge) CION Investment Corporation(with sales charge) BofA Merrill LynchU.S. High Yield IndexS&P/LSTA Leveraged Loan Indexed CION Investment Corporation (with sales charge) BofA ML US High Yield Index CION Investment Corporation (without sales charge) S&P/LSTA Leveraged Loan Index The calculations for the Growth of $10,000 Initial Investment are based upon (i) an initial investment of $10,000 in our common stock at the beginning of the period, at a share price of $10.00 per share (with sales charge), and $9.00 per share (without sales charge), (ii) the assumption of reinvestment of monthly distributions in accordance with our distribution reinvestment plan then in effect, (iii) the sale of the entire investment position at the net asset value per share on the last day of the period, and (iv) the distributions declared and payable to shareholders, if any, on the last day of the period. Past performance is no guarantee of future results. The data provided is for informational purposes only. Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $9.00 per share (public offering price without sales charge) have seen an annualized return of 6.70% and a cumulative total return of 71.27% through March 31, 2021. Initial shareholders who subscribed to the offering in December 2012 with an initial investment of $10,000 and an initial purchase price equal to $10.00 per share (the initial public offering price with sales charge) have seen an annualized return of 5.36% and a cumulative total return of 54.14% through March 31, 2021. Over the same time period, the S&P/LSTA Leveraged Loan Index, a primary measure of senior debt covering the U.S. leveraged loan market, which currently consists of approximately 1,000 credit facilities throughout numerous industries, recorded an annualized return of 4.20% and a cumulative total return of 40.64%. In addition, the BofA Merrill Lynch US High Yield Index, a primary measure of short-term US dollar denominated below investment grade corporate debt publicly issued in the US domestic market, recorded an annualized return of 5.76% and a cumulative total return of 59.09% over the same period. An investment cannot be made in an index. The indices referenced in the above illustration are being used solely for benchmarking purposes. Additionally, indices do not account for sales charges or expenses, which would otherwise negatively impact the above stated performance of each index. REPRESENTATIVE HOLDINGS % OF PORTFOLIO ALLOCATION BY INDUSTRY % OF PORTFOLIO Cadence Aerospace, LLC Industry: Aerospace & Defense 2.38% Foundation Consumer Healthcare, LLC Industry: Healthcare & Pharmaceuticals 2.23% Optio Rx, LLC Industry: Healthcare & Pharmaceuticals 1.70% Tenere Inc. Industry: Capital Equipment 1.29% Access CIG, LLC Industry: Services: Business 1.11% GEO Parent Corp. Industry: Business Services 0.96% Smart & Final, Inc. Industry: Retail 0.51% Labvantage Solutions, Inc. Industry: High Tech Industries 0.36% Healthcare & Pharmaceuticals 18.7% Services: Business 13.8% Chemicals, Plastics & Rubber 8.1% Media: Diversified & Production 7.4% Media: Advertising, Printing & Publishing 7.1% Services: Consumer 6.4% Beverage, Food & Tobacco 5.4% High Tech Industries 4.7% Capital Equipment 4.3% Banking, Finance, Insurance & Real Estate 3.3% Other Industries 20.8% The preceding information summarizes certain CIC holdings as of the date indicated herein. These representative holdings do not provide a complete portfolio overview but just a sampling of holdings. There can be no assurance that CIC’s future capital will be invested in a manner similar to the investments described herein. Data excludes short term investments, which represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less. Percentages represent approximate figures. Information is based on the relative fair value of the underlying portfolio holdings. FOR EXISTING INVESTORS ONLY • 3

ABOUT CION INVESTMENTS CION Investments is a leading manager of alternative investment solutions designed to redefine the way individual investors can build their portfolios and help meet their long-term investment goals. CION Investments currently sponsors CIC, a leading publicly registered non-traded business development company that currently manages approximately $1.7 billion in assets. CIC focuses primarily on senior secured loans to U.S. middle-market companies. CION Investments also sponsors, through CION Ares Management, LLC, CION Ares Diversified Credit Fund, a globally diversified credit interval fund with approximately $1.3 billion in total managed assets. For more information, please visit www.cioninvestments.com. CION Investments 3 Park Avenue, 36th Floor New York, NY 10016 cioninvestments.com This fund fact sheet summarizes some of the features and transactions of CIC as of the date indicated above (unless otherwise indicated herein). There is no assurance that additional similar transactions will be available to CIC or that CIC’s investment portfolio composition going forward will be as described herein. 4 • FOR EXISTING INVESTORS ONLY CIC-FS-0521